UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Target Hospitality Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V32467-P06309 TARGET HOSPITALITY CORP. TARGET LODGING 9320 LAKESIDE BLVD. SUITE 300 THE WOODLANDS, TX 77381 TARGET HOSPITALITY CORP. 2024 Annual Meeting Vote by May 22, 2024 11:59 PM ET You invested in TARGET HOSPITALITY CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 23, 2024. Vote Virtually at the Meeting* May 23, 2024 10:00 AM, Central Time Virtually at: www.virtualshareholdermeeting.com/THCORP2024 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V32468-P06309 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect as directors the 7 nominees listed in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified For Nominees: 01) James B. Archer 02) John C. Dorman 03) Alex Hernandez 04) Martin Jimmerson 05) Linda Medler 06) Pamela H. Patenaude 07) Stephen Robertson 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. Advisory Vote on Executive Compensation (Say on Pay). For 4. Advisory Vote regarding the frequency of the Advisory Vote on Executive Compensation. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof.